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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 11, 1999
                                                   -----------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                      0-24425                54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)

 501 Fifth Street, Bristol, Tennessee                              37620
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                    ------------------------
                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         The distribution of a three for two stock split became effective November 11, 1999 for shareholders of record as of October 28, 1999, for the common stock of King Pharmaceuticals, Inc., a Tennessee corporation. King is restating its consolidated financial statements for the years ended December 31, 1996, 1997 and 1998, which appeared in its Form 10-K for the fiscal year ended December 31, 1998, to reflect the stock split. The restated consolidated financial statements included in this filing consist of the following:

         (a) Report of Independent Accountants.

         (b) Consolidated Balance Sheets as of December 31, 1997 and 1998.

         (c) Consolidated Statements of Operations for the years ended December 31, 1996, 1997 and 1998.

         (d) Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1996, 1997 and 1998.

         (e) Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1997 and 1998.

         (f) Notes to Consolidated Financial Statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99 Restated consolidated balance sheets and the related consolidated statements of operations, changes in shareholders' equity and cash flows of King Pharmaceuticals, Inc. and its subsidiaries at December 31, 1997 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998:

                  (i)   Report of Independent Accountants.

                  (ii) Consolidated Balance Sheets as of December 31, 1997 and 1998.

                  (iii) Consolidated Statements of Operations for the years
                        ended December 31, 1996, 1997 and 1998.

                  (iv) Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1996, 1997 and 1998.

                  (v) Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1997 and 1998.

                  (vi)  Notes to Consolidated Financial Statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KING PHARMACEUTICALS, INC.

Date: December 10, 1999

                                       By: /s/ Brian G. Shrader
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                                           Brian G. Shrader
                                           Chief Financial Officer